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                                   SCHEDULE A

                                  LIST OF FUNDS

                        (As revised on December 17, 1998)

                      Name of Fund                                       Date
                      ------------                                       ----
MarketTrack Growth Portfolio                                             4/30/98
MarketTrack Balanced Portfolio                                           4/30/98
MarketTrack Conservative Portfolio                                       4/30/98
MarketTrack All Equity Portfolio                                         4/15/98
International Index Fund: Investor Shares, Select Shares                 4/30/98
Small-Cap Index Fund: Investor Shares, Select Shares                     4/30/98
MarketManager International Portfolio                                    4/30/98
MarketManager Balanced Portfolio                                         4/30/98
MarketManager Growth Portfolio                                           4/30/98
MarketManager Small Cap Portfolio                                        4/30/98
MarketTrack Growth Portfolio II                                          4/30/98
Schwab S&P 500 Fund: Select Shares, Investor Shares, e.Shares            11/1/98
Schwab S&P 500 Portfolio                                                 11/1/98
Schwab 1000 Fund: Select Shares, Investor Shares                         11/1/98
Schwab Analytics Fund                                                    11/1/98
Institutional Select S&P 500 Fund                                         2/1/99
Institutional Select Large-Cap Value Index Fund                           2/1/99
Institutional Select Small-Cap Value Index Fund                           2/1/99


                                            SCHWAB INVESTMENTS
                                            SCHWAB CAPITAL TRUST
                                            SCHWAB ANNUITY PORTFOLIOS

                                            By       /s/ Tai-Chin Tung
                                                     ---------------------------
                                            Name:    Tai-Chin Tung
                                            Title:   Principal Financial Officer

                                            SEI FUND RESOURCES

                                            By       /s/ Todd Cipperman
                                                     ---------------------------
                                            Name:    Todd Cipperman
                                            Title:   Vice President